American International Group, Inc. Investor Presentation Second Quarter 2014 August 8, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
This document and the remarks made within this presentation may include, and officers and representatives of American International
Group, Inc. (AIG) may from time to time make, projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control.  These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “view,” “target” or “estimate”. It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include: changes in market conditions; the occurrence of catastrophic events, both natural and man-made; significant legal proceedings; the timing and applicable requirements of any new regulatory framework to which AIG is subject as a nonbank systemically important financial institution and as a global systemically important insurer; concentrations in AIG’s investment portfolios; actions by credit rating agencies; judgments concerning casualty insurance underwriting and insurance liabilities;
judgments concerning the recognition of deferred tax assets; and such other factors discussed in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in AIG’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014, in Part I, Item 2. MD&A in AIG’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 and in Part I, Item 1A. Risk Factors and Part II, Item 7. MD&A in AIG’s Annual Report on Form 10-K for the fiscal year ended December 31,
2013.
AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.
This document and the remarks made orally may also contain certain non-GAAP financial measures. The reconciliation of such measures to the most comparable GAAP measures in accordance with Regulation G is included in the Second Quarter 2014 Financial Supplement available in the Investor Information section of AIG's corporate website, www.aig.com, as well as in this presentation.
IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that (i) any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code; (ii) any such tax advice is written in connection with the promotion or marketing of the matters addressed; and (iii) if you are not the original addressee of this communication, you should seek advice based on your particular circumstances from an independent advisor.
Note: Information included in the presentation is as of August 8, 2014, unless otherwise indicated.

AIG Consolidated Financial Highlights
Full Year
Six
Months
($ in millions, except per share amounts) 2011 2012 2013 2014
Revenues $65,105 $71,021 $68,678 $32,217
Net income attributable to AIG 20,622 3,438 9,085 4,682
Diluted earnings per common share $11.01 $2.04 $6.13 $3.19
ROE, Ex. AOCI (2) 26.6% 3.7% 10.1% 9.8%
After-tax operating income attributable to AIG $2,086 $6,635 $6,762 $3,614
After-tax operating income attributable to AIG per common share $1.16 $3.93 $4.56 $2.46
ROE – After-tax operating income, excluding AOCI & DTA (3) 2.8% 9.1% 9.4% 9.3%
ROE – After-tax operating income, excluding AOCI (4) 2.7% 7.2% 7.5% 7.6%
Period-end:
Book value per common share $53.53 $66.38 $68.62 $75.71
Book value per common share - excluding AOCI $50.11 $57.87 $64.28 $67.65
1) Includes deferred tax asset valuation allowance release of $18.3 billion in 2011.
2) Computed as Actual or Annualized Net income (loss) attributable to AIG divided by Average AIG Shareholders' equity, excluding AOCI.
3) Computed as Actual or Annualized After-tax operating income divided by Average AIG Shareholders' equity, excluding AOCI and tax attribute DTA.
4) Computed as Actual or Annualized After-tax operating income divided by Average AIG Shareholders' equity, excluding AOCI.
(1)

Core
Insurance
Businesses
Strategies Key Accomplishments
AIG Property
Casualty
Grow high value lines and optimize business mix
Year-to-date NPW growth across all Commercial
lines, ex. Casualty. YTD Consumer NPW growth
of 3%, excluding FX.
Execute on technical underwriting, improved claims
management, and analytics
Year-to-date accident year loss ratio, as
adjusted, improvement since the beg. of 2011;
Capitalize on global footprint; Focus on targeted growth in
key markets
13% of year-to-date NPW from growth
economies (1)
AIG Life and
Retirement
Maintain balanced portfolio of products and leverage scale
advantage
Diversified sources of net flows and earnings
Optimize spread management through new business pricing
and active crediting rate management
Profitability enhanced through ongoing spread
management actions
Expand distribution network and increase penetration of
multiple products through each distribution partner
Mortgage
Guaranty
Underwrite based on multivariate model to achieve higher
risk adjusted returns
Earnings reflect new business; 67% of net
premiums earned in 2Q14 were from business
written after 2008
Actively manage legacy book
Delinquency ratio declined 50 bps from 1Q14 to
4.8% at 2Q14
AIG – An Established Global Insurance Franchise
A platform for delivering sustainable profitable growth.
1) Growth economies are those within Central Europe, Middle East, Africa, Latin America and Asia Pacific, excluding Japan.
– Commercial improved 8.4 pts
– Consumer improved 2.3 pts
Approximately $0.8 bn – $1.4 bn in quarterly pre-
tax operating income since 4Q11

AIG – Building on Capital Strength
AIG
Property
Casualty
$48.8 bn
AIG Life and
Retirement
$41.0 bn
Other
$15.9 bn
(2)
Mortgage
Guaranty
$2.5 bn
AIG Shareholders’ Equity -
$108.2 bn at June 30, 2014
Active Capital Management
Approximately $1.9 billion of shares repurchased
YTD; remaining share repurchase authorization of
$1.5 billion
In July 2014 repurchased in tender offers, for an
aggregate purchase price of $2.5 billion, certain
high coupon hybrid and senior notes issued or
guaranteed by AIG Parent
In July 2014 issued $1 billion of 2.300% Notes due
2019 and $1.5 billion of 4.500% Notes due 2044
Deployed over $24 billion through share
repurchases, dividends and liability management
(non-DIB) between May 2011 and July 2014
Reduced DIB debt by approx. $5 billion YTD
through July 2014 using cash allocated to the DIB
Robust Statutory Capital
2013 RBC ratios (1) :
AIG PC U.S.: 416% (ACL)
AIG L&R: 568% (CAL)
2013 total adjusted statutory capital (1) :
AIG PC U.S.: $22.0 billion
AIG L&R: $22.6 billion
Growth in BVPS
June 30, 2014 BVPS (ex. AOCI) of $67.65 – up
10% from 6/30/2013
Strong Liquidity
& Cash Flows
YTD insurance company cash distributions and
loan repayments of $3.2 billion – Expected $5 - 6
billion for 2014
YTD tax sharing payments from insurance
businesses of $781 million
$14.1 billion of total AIG Parent liquidity
Monetization of
Deferred Tax Assets
U.S. tax attribute DTA of $17.8 billion at 12/31/13
Net DTA of $21.2 billion at 12/31/13
Note: Data as of June 30, 2014 unless otherwise noted.
1)
2)
The inclusion of RBC measures and total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. ACL is defined as Authorized Control Level and CAL is defined as
Company Action Level. Total adjusted statutory capital and RBC ratio for AIG Life and Retirement excludes holding company, AGC Life Insurance Company.
Other includes AIG Parent (including deferred tax assets and investment in AerCap), Global Capital Markets, Direct Investment book, AIG Life
Holdings, Inc. (a non-operating holding company), net of consolidation and eliminations.

AIG Property Casualty

42,000 employees who serve clients worldwide
51% of premiums written outside of U.S. and Canada in 2013
Average claims paid each business day of over $100 million in 2013
Asia Pacific
2013 NPW: $9.7 bn
28% of total NPW
AIG Property Casualty – A Truly Global Franchise
AIG Property Casualty is a diversified global P&C market leader with 2013 NPW of over $34 billion.
Americas
2013 NPW: $17.9 bn
52% of total NPW
EMEA
(1)
2013 NPW: $6.8 bn
20% of total NPW
#1 commercial insurance
organization in
U.S./Canada, with
established and growing
position in Latin America (2)
#1 U.S.-based non-life insurer in
Europe, with established and growing
positions in the Middle East and
Africa (3)
#1 foreign property
casualty insurer in
Japan (3) and the largest
wholly-owned foreign
non-life insurer in
China (2)
1) EMEA region consists of Europe, Middle East and Africa.
2) As measured by full year 2013 direct premiums written.
3) As measured by full year 2012 total written premiums.

FORTUNE 500
FORTUNE GLOBAL 500
Forbes 400 RICHEST PEOPLE IN AMERICA

AIG

AIG Property Casualty – Strong Brands and Customer Loyalty
AIG Property Casualty continues to be recognized for excellence.
Confirmit
2013 Achievement in Customer
Excellence
Reader’s Digest
2014 Trusted Brand Award for
Auto Insurance (2
Consecutive Year)
World Travel Fair
2014 Best Quality Service, Travel Insurance
Company (4    Consecutive Year)
Business Insurance
2014 Innovation Award - AIG
Multinational Program Design Tool
Motordata Research Consortium
2014 Insurer of the Year (3  Consecutive
Year)
Nanfang Daily
2013 Most Trustworthy Financial Brand
(2    Consecutive Year)
Global Finance
2013 Best in Insurance Awards
British Insurance Award
2013 Underwriter of the Year
MENA Insurance Review
2014 Financial Insurer of the Year
UK CIR Magazine
2014 Commercial Insurer and
Specialist Provider of the Year
Awards
PropertyCasualty360
2013 Best Overall Commercial
Insurance Provider
Risk & Försäkring
2013 Insurance Company of the Year
Australian Business Award
2013 Service Excellence
UK Insurance Claims Award
2013 Innovation of the Year
Reaction Magazine
2013 Best Global Insurance
Company Overall
Celent Model Insurer Award
2011 - 2013
Australia and New Zealand Institute
of Insurance & Finance (ANZIIF)
UK Captive Review
2014 Innovation in Fronting Award
The Tempkin Group
2013 Customer Experience Excellence
Award
Insurance Times - UK
2014 Insurer Claims Initiative of the
Year - Commercial Lines `
98+%
As of
6/1/14
89+%
As of
6/1/14
40%
As of
1/1/14
nd
nd
rd
th
2013 Innovation of the Year – CyberEdge
AIG Clients as a Percentage of Each Category

AIG Property Casualty – Financial Highlights
Full Year
Six
Months
($ in billions) 2011 2012 2013 2014
Net premiums written $34.8 $34.4 $34.4 $17.5
Net investment income 4.3 4.8 5.3 2.5
Pre-tax operating income $1.1 $1.8 $4.8 $2.5
Accident year loss ratio, as adjusted 68.7 65.2 63.8 62.9
Expense ratio 30.4 34.6 34.6 34.1
Accident year combined ratio, as adjusted 99.1 99.8 98.4 97.0
Period-end:
Cash & invested assets (1) $126.3 $130.8 $123.1 $123.9
Shareholders’ equity 47.3 48.9 46.3 48.8
Shareholders’ equity, excluding AOCI $44.3 $43.7 $43.1 $44.6
1) Includes intercompany invested assets that are eliminated in consolidation.

AIG Property Casualty – Business Overview
A broad product platform.
Commercial Insurance
Six Months 2014 NPW – $10.8 billion
Consumer Insurance
Six Months 2014 NPW – $6.7 billion
1) The inclusion of total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
Casualty
37%
Property
25%
Specialty
17%
Financial
Lines
21%
Accident
& Health
49%
Personal
Lines
51%
Global – Unique ability to serve multinational clients
Innovative – Often first to market in new products and services, such as CyberEdge
Capital Strength – U.S. total adjusted statutory capital
(1)
of $22.0 billion at year-end 2013

AIG Property Casualty – Strategic Focus
Business
Mix
Underwriting
Excellence
Claims
Service
Operational
Effectiveness
Capital
Management
Balance growth with
profitability and risk
Growth in Risk
Adjusted Profitability
(RAP), accretive
products and
geographies
Achieve scale in key
markets over a
reasonable period of
time
Rationalize/price for
capital intensive
product lines
Globalize
standards for
underwriting and
pricing
Enhance
underwriters’
analytical
capabilities
Balance between
art and science
intertwined with
finer segmentation
Global Claims
Initiative leading to
claims cost savings
and enhanced client
service
Improved claims
practices in medical
and anti-fraud
driven by data
analytics
Build advanced
claims IT
architecture
Simplify and
standardize legacy
operating models
Reduce overhead
with cost
optimization and
shared services
Use RAP as a key
performance
indicator
Increase
underwriting
leverage
Redeployment of
capital from legacy
run-off lines over
time
Strategic levers are driving shareholder value creation
AIG Property Casualty

Casualty

Property

Financial Lines

Specialty Lines

Accident
and Health

Personal Lines

AIG

AIG Property Casualty – Product Diversification
Commercial Insurance
• General Liability
• Commercial Auto
• Workers’ Compensation
• Excess Casualty
• Defense Base Act
• Crisis Management
• Global Property including high limits
• Industrial, Energy and Commercial Property
• Multinational Property
• Inland Marine
• D&O, E&O
• Cyber Security
• Fidelity
• Employment Practices
• Kidnap and Ransom
• Aerospace
• Environmental
• Political Risk
• Trade Credit
• Marine
• Surety
Consumer Insurance
• Personal Accident
• Supplemental Medical
• Travel
• Life
• Automobile
• Homeowners
• Extended Warranty
• Specialty (e.g. identity theft, credit card
protection)
• Private Client Group

AIG Property Casualty – Reserves
Business mix shift to shorter-tail lines,
expected to reduce net reserves.
Over 50% of reserves are now from
business that has been substantially re-
underwritten (i.e. post 2011).
Reduction in outstanding loss reserves
for long tail reserve segments expected
to reduce reserve variability.
Business mix shifts away from long tail casualty lines and accelerated commutation of legacy portfolios
(especially 2004 and prior) are expected to also reduce reserve variability.
Net Reserves by Accident Year
$65.6 billion at June 30, 2014
2004 & Prior
14%
2005 - 2007
9%
2008 - 2010
21%
2011 - 2014
56%
Note: Allocation by accident year for illustration purposes only and subject to change. Net reserves presented above are shown before the effect of a
$3.6 billion loss reserve discount and do not include reserves for mortgage guaranty business.

AIG Property Casualty – Accident Year Loss Ratio, As Adjusted, Progression
Note: Excludes catastrophe losses and related reinstatement  premiums, prior year development, net of premium adjustments, and the impact of reserve discounting.
69.3
66.3
64.8
66.5
63.3
63.2
61.9
63.7
66.4
63.2
62.7
76.9
70.3
67.3
70.8
66.4
65.4
62.2
66.2
67.3
65.1
66.4
57.7
58.4
59.1
57.7
58.0
58.8
60.2
58.5
60.7
59.3
55.7
50
55
60
65
70
75
80
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Total Property Casualty Commercial Insurance Consumer Insurance

AIG Property Casualty – Investment Composition & Ratings
Note: As of June 30, 2014.
1) Includes intercompany invested assets that are eliminated in consolidation.
Cash & Invested Assets - $123.9 billion
(1)
Bond Portfolio - $99.1 billion - by Agency Credit Rating
States,
municipalities,
and political
subdivisions
18%
U.S. Governments
2%
Non -U.S.
governments
14%
Corporate debt
29%
RMBS
10%
CMBS
2%
CDO/ABS
5%
Equities
3%
Alternatives &
Other
8%
Loans
5%
Cash and short-
term investments
4%
AAA
20%
AA
27%
A
27%
BBB
15%
BB
2%
B
2%
<B
7%

AIG Life and Retirement

AIG Life and Retirement – Operating from a Position of Strength
Market Leader
Long standing leading market positions
Scale advantage in key product lines
Product Diversity
& Capacity for
Growth
Comprehensive portfolio of life insurance, A&H, annuity, group retirement, group benefits, institutional products and mutual funds
Breadth of products allows for growth as demographics and operating environments shift
Multi-channel
Distribution
Distribution organization leverages broad product portfolio across all channels
Over 300,000 financial professionals
Strong Capital
Position
Cash distributions and loan repayments to AIG Parent of $2.5 billion in the first six months of 2014 and $4.4 billion in 2013
Year-end 2013 RBC ratio
(1)
at 568% (CAL) supports sales growth
Total adjusted statutory capital
(1)
of $22.6 billion at year-end 2013
1) The inclusion of RBC measures and total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. CAL is defined as Company Action Level. Total adjusted statutory capital and RBC ratio excludes holding company, AGC Life Insurance Company.

AIG Life and Retirement – Financial Highlights
Full Year
Six
Months
($ in billions) 2011 2012 2013 2014
Premiums and deposits $24.4 $21.0 $28.8 $14.5
Net investment income 9.9 10.7 10.9 5.4
Pre-tax operating income 3.3 4.2 5.1 2.6
Net flows $2.9 $(1.3) $4.6 $2.0
Period-end:
Cash & invested assets
(1)
$194.2 $205.3 $196.9 $203.5
Assets under management 256.9 290.4 318.0 332.8
Shareholders’ equity 34.2 40.0 38.7 41.0
Shareholders’ equity, excluding AOCI $29.5 $31.6 $34.9 $34.5
1) Includes intercompany invested assets that are eliminated in consolidation.

AIG Life and Retirement – Net Investment Spread Management
Base Portfolio Yields
(1)
Cost of Funds
(2)
Base Net Investment Spreads
(1)
1) Includes return on base portfolio. Quarterly results are annualized.
2) Excludes the amortization of sales inducement assets. At June 30, 2014, a total of 71% of fixed annuity and universal life account values are at contractual minimum guaranteed crediting rates vs. 73% at December 31, 2013.
1.97%
1.98%
2.19%
2.36%
2.24%
2.33%
2.40%
2.28%
1.75%
1.69%
1.75%
2.08%
2.00%
2.05%
2.09%
1.97%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Total Base Yield
Fixed Annuities
Group Retirement
3.15%
3.14%
2.91%
2.89%
2.93%
2.91%
2.85%
2.83%
3.26% 3.26%
3.10%
3.06%
3.08%
3.05%
3.02%
3.03%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
5.38%
5.33%
5.30%
5.35%
5.26%
5.29%
5.32%
5.17%
5.12%
5.12%
5.10%
5.25%
5.17%
5.24%
5.25%
5.11%
5.01%
4.95%
4.85%
5.14%
5.08%
5.10%
5.11%
5.00%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

AIG Life and Retirement – Leading Market Positions
* Based on LIMRA rankings for respective periods.
Rank*
Metric
1Q14 1Q13
2 5 Total Annuity Sales
1 1 Fixed-Rate Deferred Annuity Sales
4 6 Variable Annuity Sales
5 4 Structured Settlement Annuity Sales
7 6 Term Life Sales
11 12 Universal Life Sales
2 2 Total K-12 Assets
3 3 Total 403(b) Assets
Market Positions Excellence in Service, Marketing and Technology
Market Tools
2013 Achievement in
Customer Excellence
(ACE award for 7
th
Consecutive Year)
DALBAR
2013 Annuity Service
Excellence Award
(7
th
Consecutive Year)
2013 #1 Ranking for
Annuity Client Quarterly
Statements
(13
th
Consecutive Year)
PlanSponsor Magazine
Earned 17 Best-in-Class
Awards for Participant and
Plan Sponsor Services in
2013
International MarCom
Awards
2012 and 2013 Platinum
and Gold Awards
(42 in total)
Insurance & Financial
Communications
Association
2012 and 2013 Best in
Show and Awards of
Excellence (15 in total)
InformationWeek 500
2012 and 2013 Top
Technology Innovators
Best’s Review
2012 and 2013 Innovators
Showcase

AIG Life and Retirement – Diversified Business Mix
Pre-tax Operating Income
Six Months 2014 - $2.6 billion
Pre-tax Operating Income
First Six Months 2013 - $2.5 billion
Retirement
Income Solutions
12%
Retail: 58% Institutional: 42%
Group Retirement
25%
Retirement
Income Solutions
15%
Fixed Annuities
27%
Life Insurance
and A&H
15%
Retail: 59% Institutional: 41%
Group Retirement
24%
Fixed Annuities
30%
Life Insurance
and A&H
16%
Retail: 73% Institutional: 27%
Premiums and Deposits
Six Months 2014 - $14.5 billion
Life Insurance
and A&H
12%
Fixed Annuities
14%
Retirement
Income Solutions
33%
Retail Mutual Funds &
Brokerage Services
14%
Group Retirement
23%
Group Benefits
2%
Retail: 66% Institutional: 34%
Premiums and Deposits
First Six Months 2013 - $12.3 billion
Life Insurance
and A&H
14%
Fixed Annuities
6%
Retirement
Income Solutions
30%
Group Retirement
28%
Group Benefits
3%
Retail Mutual Funds &
Brokerage Services
16%
2%
3%
16%
15%
Institutional Markets
Institutional Markets
Institutional Markets
Institutional Markets

AIG Life and Retirement – Assets Under Management
Year-over-year growth in AUM reflects strong retail investment product net flows, higher separate account balances and increased institutional assets.
June 30, 2013 - $293.7 billion June 30, 2014 - $332.8 billion
Life
Insurance
and A&H
12%
Fixed
Annuities
24%
Retirement
Income
Solutions
12%
Retail
Mutual
Funds
3%
Group
Retirement
30%
Institutional
Markets
18%
Group
Benefits
1%
Life
Insurance
and A&H
11%
Fixed
Annuities
21%
Retirement
Income
Solutions
14%
Retail
Mutual
Funds
4%
Group
Retirement
29%
Institutional
Markets
20%
Group
Benefits
1%

AIG Life and Retirement – Broad Multichannel Distribution Network
2013 Sales By Distribution Channel
Affiliated: 33% Non-affiliated: 67% Affiliated: 43% Non-affiliated: 57%
2012 Sales By Distribution Channel
VALIC Financial Advisors
AIG Financial Network
Advisor Group
AIG Direct
Affiliated
Broker-Dealers
Banks
Independent Marketing Organizations
Benefit Brokers
Non-affiliated
B-Ds
34%
Banks
19%
IMOs
10%
Advisor Group
3%
AIG Financial Network
3%
AIG Direct & Other
1%
VALIC FAs
26%
Benefit Brokers
3%
B-Ds
29%
Banks
13%
IMOs
11%
Advisor Group
2%
AIG Financial Network
5%
AIG Direct & Other
3%
VALIC FAs
33%
Benefit
Brokers
4%

AIG Life and Retirement – Individual Variable Annuities
Unique Opportunity for AIG
* Source: LIMRA VA Sales report. VA industry sales data reported herein excludes Employer Plan sales and internal exchange sales
Industry Retail Variable Annuity Sales*
Total: $27.6 bn
De-Risked Benefits (2) Early Benefits
Revised Benefits (3)
1)
Excludes $4.1 billion of AUM at VALIC with GMWB guarantees.
2)
De-Risked Benefits: Features on contracts issued since 2010 (VIX indexing/volatility control fund in 2012).
3)
Pre-2010 Partially De-Risked Benefits: Due to actual policyholder election of extension offers to-date.
Account Value by GMWB Guarantee
at 6/30/14
(1)
A strategic growth opportunity for AIG.
Company
% change
from
($ in millions) Rank Sales Q1 2013 Rank Sales Rank Sales
Jackson National 1 6,382 40% 1 5,470 1 4,562
Lincoln Financial Group 2 2,997 1% 2 3,469 4 2,961
Prudential Financial 3 2,254 (45%) 3 2,359 2 4,110
AIG 4 2,003 46% 4 2,289 7 1,373
AEGON/Transamerica 5 1,975 26% 5 2,242 6 1,568
AXA Equitable 6 1,752 2% 6 1,928 5 1,720
Nationwide 7 1,423 28% 7 1,557 10 1,114
MetLife 8 1,296 (59%) 8 1,425 3 3,176
Ameriprise 9 1,167 (1%) 9 1,242 9 1,182
Pacific Life 10 1,034 (17%) 10 1,043 8 1,241
Other 6,408 15% 6,791 5,550
Total 28,689 0% 29,816 28,557
Q1 2014 Q4 2013 Q1 2013
75%
19%
6%
Individual variable annuities represented 16% of AIG Life and Retirement’s total reserves at June 30, 2014.
AIG has continually improved its industry ranking since 2009; remaining growth opportunity in VA due to market share of only 7.0%.
Disciplined pricing and de-risked benefits: VIX indexing of rider fees, volatility control funds, mandatory 20% asset allocation to fixed accounts.

$8.1
$8.6
$8.7
$8.5
$7.9
$9.3
$10.2
$11.9
$11.3
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

AIG Life and Retirement – Index Annuities
Evolving Market
Source: LIMRA Indexed Deferred Annuity Sales Report
AIG Strategic Advantages To Developing Index Annuities
Quarterly Index Annuity Industry Sales
($ in billions)
Provides an opportunity to diversify Retirement Income Solutions offerings.
Broader distribution through independent marketing organizations (the product does not require a securities license)
Ability to leverage AIG L&R’s strengths of low-cost administration and multi-channel distribution, combined with leading-edge product innovation and dynamic hedging capability
Increased sales through advisors looking for less complex guaranteed lifetime income products
Potential for higher fixed sales in lower interest rate periods
Ability to further diversify our base of fee and spread income
Enhanced sales of “lower-risk” lifetime income solutions that require simpler hedging
Approximately 2/3 of index annuity sales include a Guaranteed
Living Benefit (GLB)
2013 industry sales of $39 billion reflect a CAGR of 11% over
10 years
Regulatory changes, improved industry practices, and product design changes have changed the landscape
In past years, many leading carriers avoided the index
annuity market due to issues centered around suitability,
sales practices, and proposed treatment as “securities”

AIG Life and Retirement – Investment Composition & Ratings
Note: As of June 30, 2014.
1) Includes intercompany invested assets that are eliminated in consolidation.
2) NAIC ratings exclude $1.0 billion of fixed maturity securities for which no NAIC Designation is available because they are not held in legal entities within AIG
Life and Retirement that require a statutory filing. A significant portion of instruments with below investment grade credit ratings from rating agencies are comprised of non-agency RMBS, most of which are rated higher when using the NAIC’s cash flow based evaluation approach comparing book value to expected recoveries.
Cash & Invested Assets - $203.5 billion
(1)
By NAIC Ratings (2)
Bond Portfolio – $165.2 billion
By Agency Credit Rating
States,
municipalities, and
political
subdivisions
2%
U.S. Governments
1%
Non-U.S.
governments
2%
Corporate debt
54%
RMBS
12%
CMBS
5%
CDO/ABS
5%
Alternatives &
Other
6%
Loans
10%
Cash and short-
term investments
3%
AAA
12%
AA
10%
A
23%
BBB
41%
BB
3%
B
2%
<B
8%
Not Rated
1%
NAIC 1
54%
NAIC 2
40%
NAIC 3
3%
NAIC 4
2%
NAIC 5 & 6
1%

Mortgage Guaranty (United Guaranty Corporation)

United Guaranty – Financial Highlights
Full Year
Six
Months
($ in millions) 2011 2012 2013 2014
Net premiums written $801 $858 $1,048 $480
Net investment income 132 146 132 68
Pre-tax operating income (loss) ($97) $9 $205 286
Combined ratio 128.9 119.2 90.9 50.4
Period-end:
Cash & invested assets (1) $4,081 $4,222 $3,934 $4,098
Shareholders’ equity 2,425 2,311 2,282 2,529
Shareholders’ equity, excluding AOCI $2,332 $2,193 $2,268 $2,460
1) Includes intercompany invested assets that are eliminated in consolidation.

United Guaranty – A Market Leader
Risk based pricing driving profitable new business.
UGC’s risk-based pricing plan, Performance Premium, utilizes over a dozen variables to evaluate loan risk and price the mortgage insurance policy.
United Guaranty continues to insure a high volume of mortgages with excellent credit quality despite the decline in mortgage originations.
Vintage
Year
(2)
Average
FICO Score LTV Ratio
2010 760 90
2011 757 91
2012 758 91
2013 753 91
1Q14 751 92
2Q14 750 92
New Insurance Written
(1)
($ in billions)
1) Represents principal amount of loans insured.
2) Domestic First-lien only.
$18.8
$37.5
$49.9
$18.9
2011 2012 2013 Six Months
2014
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0

United Guaranty – Shrinking Legacy In-Force
New business generated after 2008 represents 73% of primary domestic RIF at June 30, 2014, the highest among peers active before 2009
(1)
.
Primary delinquency rate has returned to pre-crisis level due to a combination of strong growth of new business and proactive management of delinquent book through UGC’s Letter Campaign.
Note: Data presented above is for Domestic First Lien operations.
1) Peers include Mortgage Guaranty Insurance Company (MGIC), Radian Guaranty, Incorporated and Genworth Mortgage Insurance Company.
Primary Delinquency Rate Primary Risk-in-force (RIF) – $38.9 billion
As of June 30, 2014 (by vintage year)
2005 and
prior
8%
2006
5%
2007
9%
2008
5%
2009
2%
2010
3%
2011
7%
2012
20%
2013
30%
2014
11%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
3/31/08 6/30/09 9/30/10 12/31/11 3/31/13 6/30/14

United Guaranty – Financial Strength
Among peers active before 2009
(2)
, UGC has the lowest default rate and highest portion of RIF from loans originated after 2008.
UGC’s primary statutory insurance subsidiary, United Guaranty Residential Insurance Company (UGRIC), maintains an S&P rating of A- and Moody's rating of Baa1 with stable outlooks
(3)
.
UGC operating earnings reflect increasing contribution from new business.
Capitalization and Risk
Source: Statutory filing data.
1) Risk-to-capital estimates for all companies, including United Guaranty, are preliminary estimates for March 31, 2014.
2) Essent was not active before 2009.
3) As of the date of this presentation.
At March 31, 2014
At March 31, 2014
Default
Rate (%)
Post 2008
RIF (%)
Risk-to-
Capital (1)
Peers active before 2009:
United Guaranty 5.3 71 18.4
Genworth 7.4 47 18.7
MGIC 9.7 44 15.3
Radian 6.3 62 19.2
Peers active after 2009:
Essent 0.1 100 16.1
Asset Composition
Cash & Bonds to Total Admitted Assets
89%
43%
46%
79%
95%
0%
20%
40%
60%
80%
100%
UGRIC Genworth Radian MGIC Essent

Capital Strength

Capital Position and Ratings
Book Value Per Share
Capital Structure
$68.62
1) Includes AIG Notes, Bonds, Loans and Mortgages Payable, and AIG Life Holdings, Inc.
(AIGLH) Notes and Bonds Payable and junior subordinated debt.
2) As of the date of this presentation, all ratings have stable outlooks.
3) Ratings only reflect those of the core insurance companies.
(1)
($ in billions)
$122.3
Leverage Ratios:
Dec. 31,
2013
June 30,
2014
Financial Debt + Hybrids /
Capitalization
17.3% 16.4%
Financial Debt / Capitalization 12.8% 12.1%
$75.71
$129.8
$66.38
S&P Moody’s Fitch AM Best
AIG – Senior
Debt
A- Baa1 BBB+ NR
AIG PC (3) –
FSR
A+ A1 A A
AIG L&R (3) –
FSR
A+ A2 A+ A
Credit Ratings
(2)
$100.5
$108.2
$5.5
$5.6
$15.7
$15.7 $0.6
$0.4
Dec. 31, 2013 June 30, 2014
Non-redeemable
noncontrolling
interests
Financial Debt
Hybrids
Common Equity
$57.87
$64.28
$67.65
$8.51
$4.34
$8.06
$0.00
$20.00
$40.00
$60.00
$80.00
Dec. 31, 2012 Dec. 31, 2013 June 30, 2014
BVPS, ex AOCI AOCI

Financial Flexibility – A Source of Strength
AIG Parent Cash, Short-Term Investments &
Unencumbered Fixed Maturity Securities
Insurance Company Cash Distributions*
($ in millions) ($ in billions)
Cash distributions in 2014 are expected to be $5 – $6 billion.
Tax sharing payments from insurance businesses amounted to $781 million year-to-date; subject to reimbursement in future periods.
AIG Parent cash, short-term investments and unencumbered fixed maturity securities of $14.1 billion includes $4.4 billion allocated toward future maturities of liabilities and contingent liquidity stress needs of the Direct Investment book and Global Capital Markets as of June 30, 2014.
$13.1
$14.1
$3,240
$8,581
$4,349
* AIG Property Casualty cash distributions in 2014, 2013 and 2012 exclude $178 million, $222 million and $1.0 billion, respectively of non-cash dividends.
AIG Life and Retirement cash distributions in 2014 exclude $642 million of non-cash dividends.
$1,496
$4,148
$701
$2,853
$4,433
$2,539
90
FY FY Six Months
2014
AIG Property Casualty AIG Life and Retirement UGC
$10.2
$10.6
$3.0
$3.5
Dec. 31,
2013
June 30,
2014
Unencumbered
Fixed Maturity
Securities
Cash & Short-term
Investments
2013 2012

Other Sources of Value

Direct Investment Book and Global Capital Markets
Direct Investment Book (1) Global Capital Markets (1)
Assets $19.8 $6.7
Liabilities 15.2 3.2
Net Asset Value $4.6 $3.5
Legacy Matched
Assets & Liabilities Market Derivatives (2)
Legacy AIGFP                    Stable Value                       Go Forward
CDS Portfolio Wraps Hedging Platform
Third-Party
Derivatives
Notional ($
billion) -- $63
Multi-
Sector
Corporate
Arbitrage
$8 $36
$3 $12
Weighted
Average Life
(Years)
-- 7.7 4.9 1.7 4.3 8.1
Strategy
Assets managed with the goal
of ensuring that liabilities can
be met as they come due,
even under stress scenarios
Primarily hedges of
DIB assets and
liabilities
Bulk of risk related
to interest rates,
foreign exchange
and equities has
been hedged
Remaining credit
risk viewed as
attractive risk-
reward
In July 2014,
terminated
Corporate Arbitrage
CDSs with a
notional amount of
$8.8 billion
Since 3Q 2012,
notional value of
$10 billion has
been novated to
AIG Life and
Retirement
In July 2014, $3
billion of additional
notional was
novated to L&R
reducing the total
notional to $5 billion
Note: As of June 30, 2014.
($ in billions)
AIG Hedging &
“Clearing house” for
operating company
hedging and risk
management needs
The DIB consists of a portfolio of assets and liabilities held directly by AIG Parent in the MIP and certain non-derivative assets and liabilities of
AIGFP. The DIB and GCM are included in Other Operations in AIG’s Consolidated Balance Sheet.
The overall hedging activity for the assets and liabilities of the DIB is executed by GCM. The value of hedges related to the non-derivative assets and liabilities of AIGFP in the DIB is included within the assets, liabilities and operating results of GCM and is not included within the DIB assets, liabilities or operating results.
1)
2)

Direct Investment Book Long-Term Debt
1) On July 31, 2014, AIG redeemed approximately $2.0 billion of additional DIB notes due in 2016 and 2017, all using cash allocated to the DIB.
$5.7
$3.6
$3.5
$3.0
$0.4
$2.2
$2.2
$2.2
$2.2
$2.1
$0.2
$4.7
$4.5
$3.9
$3.7
$3.5
$2.8
$1.1
$1.0
$0.8
$0.6
$0.5
$0.3
$13.6
$11.3
$10.4
$9.5
$6.5
$3.3
$0
$5
$10
$15
as of 6/30/2014 2014 2015 2016 2017 2018
MIP notes payable Series AIGFP matched notes and bonds payable
GIAs, at fair value Notes and bonds payable, at fair value
($ in billions)
(1)

Deferred Tax Asset Overview
AIG continues to have substantial deferred tax assets that are available to offset future tax obligations.
1) Foreign tax credits triggered in 2013 have increased the amount of carryover.
2) Change during the period is primarily attributable to available for sale investment securities.
As of 12/31/12 As of 12/31/13
($ in billions) Type
Gross
Attributes
Deferred
Tax Asset
Gross
Attributes
Deferred
Tax Asset Utilization/Expiration
Net Operating Loss
Carryforwards
Non-Life
& Life
$39.5 $13.8 $35.8 $12.5
Utilize against AIG PC, ILFC, UGC,
AIG Parent and 35% of AIG L&R
income
2028–2031 Expiration
Capital Loss
Carryforwards
Valuation Allowance
Life $16.6 $5.8
($5.1)
$1.4 $0.5
($0.5)
Utilize against capital gains from AIG
L&R
2014 Expiration
Foreign
Tax Credits
General $4.7 $5.3 (1)
Utilize against 65% of AIG L&R
income
2016–2023 Expiration
Subtotal – U.S. Tax
Attributes
19.2 17.8
Other
Deferred Tax
Assets/(Liabilities)
(2.5) 3.4 (2)
Net Deferred Tax
Assets
$16.7 $21.2

Appendix

Glossary of Non-GAAP Financial Measures
AIG
AIG – After-tax operating income (loss) attributable to AIG is derived by excluding the following items from net income (loss) attributable to AIG: income (loss)
from discontinued operations, income (loss) from divested businesses, including gain on the sale of ILFC and certain post-acquisition costs incurred by AerCap in connection with its acquisition of ILFC and related tax effects, legacy tax adjustments primarily related to certain changes in uncertain tax positions and other tax adjustments, legal reserves (settlements) related to “legacy crisis matters,” deferred income tax valuation allowance (releases) charges, changes in fair value of AIG
Life and Retirement fixed maturity securities designated to hedge living benefit liabilities (net of interest expense), changes in benefit reserves and DAC, VOBA, and sales inducement assets (SIA) related to net realized capital gains (losses), AIG Property Casualty other (income) expense - net, (gain) loss on extinguishment of debt, net realized capital (gains) losses, and non-qualifying derivative hedging activities, excluding net realized capital (gains) losses. “Legacy crisis matters” include favorable and unfavorable settlements related to events leading up to and resulting from our September 2008 liquidity crisis and legal fees incurred by AIG as the plaintiff in connection with such legal matters.
Book Value Per Common Share Excluding Accumulated Other Comprehensive Income (Loss) (AOCI) is derived by dividing Total AIG shareholders’ equity, excluding AOCI, by Total common shares outstanding.
AIG Property Casualty
Pre-tax operating income (loss) includes both underwriting income (loss) and net investment income, but excludes net realized capital (gains) losses, other (income)
expense - net, and legal settlements related to legacy crisis matters. Underwriting income (loss) is derived by reducing net premiums earned by claims and claims adjustment expenses incurred, acquisition expenses and general operating expenses.
Accident year loss and combined ratios, as adjusted: both the accident year loss and combined ratios, as adjusted, exclude catastrophe losses and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting. Catastrophe losses are generally weather or seismic events having a net impact on AIG Property Casualty in excess of $10 million each.
AIG Life and Retirement
Pre-tax operating income (loss) is derived by excluding the following items from pre-tax income (loss): legal settlements related to legacy crisis matters, changes in fair values of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense), net realized capital (gains) losses, and changes in benefit reserves and DAC, VOBA, and SIA related to net realized capital gains (losses).
Premiums and deposits includes direct and assumed amounts received on traditional life insurance policies, group benefit policies and deposits on life-contingent payout annuities, as well as deposits received on universal life, investment-type annuity contracts and mutual funds.
Mortgage Guaranty (United Guaranty Corporation)
Pre-tax operating income (loss): is derived by excluding net realized capital (gains) losses from pre-tax income (loss).
Results from discontinued operations are excluded from all of these measures.

Non-GAAP Reconciliation – Pre-tax Operating Income
Six Months
2011 2012 2013 2014
Income from continuing operations, before tax 2,100 2,023 5,133 2,799
Adjustments to arrive at pre-tax operating income:
Net realized capital (gains) losses
(957)
(211) (380) (269)
Legal settlements
- (17) (13) (8)
Other (income) expense - net 5 (2) 72 (8)
Pre-tax operating income $ $ $ $
Six Months
2011 2012 2013 2014
Income from continuing operations, before tax $ $ $ $
Adjustments to arrive at pre-tax operating income:
Legal settlements - (154) (1,020) (42)
Changes in fair value of securities designated to hedge
living benefit liabilities, net of interest expense - (37) 161 (130)
Change in benefit reserves and DAC, VOBA and SIA
related to net realized capital (gains) losses 327 1,201 1,486 11
Net realized capital (gains) losses
(6) (630) (2,037) 277
Pre-tax operating income $ $ $ $
Six Months
2011 2012 2013 2014
Income from continuing operations, before tax $ $ $ $
Adjustments to arrive at pre-tax operating income:
Net realized capital (gains) losses
(20) (6)
(8)
(2)
Pre-tax operating income (loss) $ $ $ $
United Guaranty
($ in millions)
AIG Property Casualty
($ in millions)
AIG Life and Retirement
($ in millions)
Full Year
Full Year
Full Year
$
$
$ $
1,148 1,793
2,514
4,812
2,956
3,780
4,160
5,095
6,505
2,481
2,597
(77)
(97)
15
9
213
205
288
286
3,277

Non-GAAP Reconciliation – After-tax Operating Income and
Foreign Exchange Effect on Net Premiums Written
1) Includes the gain on sale of ILFC, which was sold on May 14, 2014.
(1)
June 30,
2011 2012 2013 2014
Net income attributable to AIG $               20,622 $                  3,438 $                  9,085 $                  4,682
Adjustments to arrive at After-tax operating income attributable to AIG:
(Income) loss from discontinued operations (2,448) (1) (84) 17
Net (income) loss from divested businesses 663 4,039 117 (1,411)
Uncertain tax positions and other tax adjustments - 543 791 11
Legal reserves (settlements) related to legacy crisis matters 13 353 (460) 319
Deferred income tax valuation allowance releases (18,307) (1,911) (3,237) (140)
Amortization of FRBNY prepaid commitment fee asset 2,358 - - -
Changes in fair value of AIG Life and Retirement fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
- (24) 105 (84)
Changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains
202 781 1,132 16
AIG Property Casualty other (income) expense – net - - 47 -
Loss on extinguishment of debt (480) 21 423 177
Net realized capital (gains) losses (453) (586) (1,157) 27
Non-qualifying derivative hedging gains, excluding net realized capital gains (84) (18) - -
After-tax operating income attributable to AIG
$                  2,086 $                  6,635 $                  6,762 $                  3,614
Full Year
2013
Change in net premiums written
Increase in original currency 3.8%
Foreign exchange effect (3.9%)
Decrease as reported in US $
(0.1%)
After-tax Operating Income Attributable to AIG
($ in millions)
Foreign exchange effect on net premiums written:
Full Year

Non-GAAP Reconciliation – BVPS ex. AOCI and Premiums and
Deposits
June 30,
2011 2012 2013 2014
Total AIG shareholders’ equity 101,538 $            98,002 $                100,470 $              108,161 $
Less: AOCI 6,481                  12,574                   6,360                     11,511
Total AIG shareholders’ equity, excluding AOCI 95,057 $              85,428 $                94,110 $                96,650 $
Total common shares outstanding 1,896,821,482      1,476,321,935        1,464,063,323        1,428,575,390
Book value per common share 53.53 $               66.38 $                  68.62 $                  75.71 $
Book value per common share, excluding AOCI 50.11 $               57.87 $                  64.28 $                  67.65 $
Six Months
2011 2012 2013 2014
Premiums and deposits 24,392 $              20,994 $                 28,809 $                 14,489 $
Deposits (21,302)               (17,898)                   (25,542)                   (12,999)
Other (541)                     (632)                       (671)                       (193)
Premiums 2,549 $               2,464 $                   2,596 $                   1,297 $
Book Value Per Common Share - Ex. AOCI
($ in millions, except per share data)
Full Year
December 31,
AIG Life and Retirement Premiums and Deposits
($ in millions)

Non-GAAP Reconciliation – Return On Equity
1) Represents U.S. tax attributes related to net operating loss carryforwards and foreign tax credits. 2014 amount is estimated.
2) Computed as Actual or Annualized Net income (loss) attributable to AIG divided by Average AIG Shareholders' equity.
3) Computed as Actual or Annualized Net income (loss) attributable to AIG divided by Average AIG Shareholders' equity, excluding AOCI.
4) Computed as Actual or Annualized After-tax operating income divided by Average AIG Shareholders' equity, excluding AOCI.
5) Computed as Actual or Annualized After-tax operating income divided by Average AIG Shareholders' equity, excluding AOCI and tax attribute DTA.
Six Months
2011 2012 2013 2014
Annualized Net income attributable to AIG $             20,622 $                 3,438 $                 9,085 $                 9,364
Annualized After-tax operating income attributable to AIG 2,086                  6,635                     6,762                     7,228
Average AIG Shareholders' equity 85,639                101,873                 98,850                   104,155
Less: Average AOCI 8,234                  9,718                     8,865                     8,986
Average AIG Shareholders' equity, excluding average AOCI 77,405                92,155                   89,985                   95,169
Less: Average tax attribute DTA
(1)
2,500                  19,250                   18,150                   17,342
Average AIG Shareholders' equity, excluding average AOCI
   & tax attribute DTA
74,905 $              72,905 $                71,835 $                77,827 $
ROE
(2)
24.1% 3.4% 9.2% 9.0%
ROE excluding AOCI
(3)
26.6% 3.7% 10.1% 9.8%
ROE - After-tax operating income, excluding AOCI
(4)
2.7% 7.2% 7.5% 7.6%
ROE - After-tax operating income, excluding AOCI & DTA
(5)
2.8% 9.1% 9.4% 9.3%
Return on equity (ROE) computations
($ in millions)
Full Year

Non-GAAP Reconciliation – Accident Year Combined Ratio,
As Adjusted
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Commercial Insurance
Loss ratio 80.3 72.3 70.7 78.0 100.9 64.9 72.6 71.8 77.9 69.4 67.7
Catastrophe losses and reinstatement premiums (8.1) (1.5) (5.4) (4.5) (32.8) (0.6) (6.0) (3.5) (3.6) (3.6) (2.3)
Prior year development net of premium adjustments 3.9 (0.5) 0.1 (2.7) (1.7) 1.1 (4.4) (2.1) (0.9) (3.2) 0.7
Net reserve discount benefit (charge) 0.8 - 1.9 - - - - - (6.1) 2.5 0.3
Accident year loss ratio, as adjusted 76.9 70.3 67.3 70.8 66.4 65.4 62.2 66.2 67.3 65.1 66.4
Acquisition ratio 14.9 18.0 17.2 15.6 15.5 16.3 16.3 15.8 16.1 16.2 15.4
General operating expense ratio 11.9 11.3 11.4 12.4 13.9 11.0 12.8 12.6 13.7 12.1 12.3
Expense ratio 26.8 29.3 28.6 28.0 29.4 27.3 29.1 28.4 29.8 28.3 27.7
Combined ratio 107.1 101.6 99.3 106.0 130.3 92.2 101.7 100.2 107.7 97.7 95.4
Catastrophe losses and reinstatement premiums (8.1) (1.5) (5.4) (4.5) (32.8) (0.6) (6.0) (3.5) (3.6) (3.6) (2.3)
Prior year development net of premium adjustments 3.9 (0.5) 0.1 (2.7) (1.7) 1.1 (4.4) (2.1) (0.9) (3.2) 0.7
Net reserve discount benefit (charge) 0.8 - 1.9 - - - - - (6.1) 2.5 0.3
Accident year combined ratio, as adjusted 103.7 99.6 95.9 98.8 95.8 92.7 91.3 94.6 97.1 93.4 94.1
Consumer Insurance
Loss ratio 59.4 58.1 59.2 58.3 67.9 57.8 58.9 58.8 60.4 61.3 55.8
Catastrophe losses and reinstatement premiums (1.0) (0.1) (1.1) (0.6) (8.9) (0.3) (0.3) (1.2) (0.6) (2.5) (0.6)
Prior year development net of premium adjustments (0.7) 0.4 1.0 - (1.0) 1.3 1.6 0.9 0.9 0.5 0.5
Accident year loss ratio, as adjusted 57.7 58.4 59.1 57.7 58.0 58.8 60.2 58.5 60.7 59.3 55.7
Acquisition ratio 23.9 23.7 23.5 25.7 26.9 24.9 25.9 26.1 25.2 25.9 25.9
General operating expense ratio 15.5 14.9 15.0 14.8 16.4 15.7 15.3 15.0 17.7 14.7 16.3
Expense ratio 39.4 38.6 38.5 40.5 43.3 40.6 41.2 41.1 42.9 40.6 42.2
Combined ratio 98.8 96.7 97.7 98.8 111.2 98.4 100.1 99.9 103.3 101.9 98.0
Catastrophe losses and reinstatement premiums (1.0) (0.1) (1.1) (0.6) (8.9) (0.3) (0.3) (1.2) (0.6) (2.5) (0.6)
Prior year development net of premium adjustments (0.7) 0.4 1.0 - (1.0) 1.3 1.6 0.9 0.9 0.5 0.5
Accident year combined ratio, as adjusted 97.1 97.0 97.6 98.2 101.3 99.4 101.4 99.6 103.6 99.9 97.9
Total AIG Property Casualty
Loss ratio 74.5 68.0 68.9 71.4 87.6 63.3 68.0 67.3 68.2 67.1 64.6
Catastrophe losses and reinstatement premiums (5.3) (0.9) (3.7) (2.9) (22.9) (0.5) (3.7) (2.7) (2.4) (3.2) (1.6)
Prior year development net of premium adjustments (0.1) (0.6) (1.5) (2.0) (1.4) 0.4 (2.3) (0.8) (3.1) (1.9) (0.2)
Net reserve discount benefit (charge) 0.2 (0.2) 1.1 - - - (0.1) (0.1) 3.7 1.2 (0.1)
Accident year loss ratio, as adjusted 69.3 66.3 64.8 66.5 63.3 63.2 61.9 63.7 66.4 63.2 62.7
Acquisition ratio 18.5 20.2 19.6 19.5 20.2 19.7 20.0 19.7 19.5 19.9 19.4
General operating expense ratio 14.1 13.7 13.9 14.1 17.3 14.3 14.6 14.6 16.1 14.2 14.8
Expense ratio 32.6 33.9 33.5 33.6 37.5 34.0 34.6 34.3 35.6 34.1 34.2
Combined ratio 107.1 101.9 102.4 105.0 125.1 97.3 102.6 101.6 103.8 101.2 98.8
Catastrophe losses and reinstatement premiums (5.3) (0.9) (3.7) (2.9) (22.9) (0.5) (3.7) (2.7) (2.4) (3.2) (1.6)
Prior year development net of premium adjustments (0.1) (0.6) (1.5) (2.0) (1.4) 0.4 (2.3) (0.8) (3.1) (1.9) (0.2)
Net reserve discount benefit (charge) 0.2 (0.2) 1.1 - - - (0.1) (0.1) 3.7 1.2 (0.1)
Accident year combined ratio, as adjusted 101.9 100.2 98.3 100.1 100.8 97.2 96.5 98.0 102.0 97.3 96.9
AIG Property Casualty
Accident year combined ratio, as adjusted
Quarterly

American International Group, Inc. (AIG) is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the
United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.
Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIG_LatestNews | LinkedIn: http://www.linkedin.com/company/aig
AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at
www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.